               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  April 17, 2003


                         AMR CORPORATION
     (Exact name of registrant as specified in its charter)


         Delaware                  1-8400                75-1825172
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                      Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas           76155
 (Address of principal executive offices)            (Zip Code)


                        (817) 963-1234
                (Registrant's telephone number)

Item 9.   Regulation FD Disclosure

NOTICE OF EARNINGS RELEASE AND WEBCAST

     AMR Corporation anticipates announcing 1st Quarter 2003 earnings on Wednesday April 23rd, 2003. In conjunction with the announcement, AMR will host a conference call with the financial community from 2 - 3 pm Eastern Time. During this call, AMR will review details of its 1st Quarter results, revenue and cost performance, balance sheet and liquidity positions, capital market financings and related contingencies, tax status, labor update (including the status of labor discussion), impacts from industry restructurings, an outlook for the second quarter and other items as set forth in the corporation's annual report on Form 10K as filed on April 15th, 2003.

     A live webcast of this call will be available on the AMR website (www.amrcorp.com) under the Investor Information page. A replay of the webcast will also be available for several days following the call.

                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  April 17, 2003